EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Joseph E. O'Dell, President and Chief Executive Officer of First Commonwealth Financial Corporation ("the Corporation"), certify that the Annual Report of the Corporation on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Corporation at the end of such period and the results of operations of the Corporation for such period.

DATED:     March 21, 2003            /s/ Joseph E. O'Dell

                                     Joseph E. O'Dell
                                     President and Chief Executive Officer

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